                                                                Exhibit 99.1

          APPLIED DIGITAL SOLUTIONS REPORTS FOURTH QUARTER AND 2003
                         YEAR END FINANCIAL RESULTS

  CURRENT YEAR AUDIT OPINION DOES NOT CONTAIN A "GOING CONCERN" EXPLANATION

PALM BEACH, FL- MARCH 15, 2004 - APPLIED DIGITAL SOLUTIONS, INC. (NASDAQ:
ADSX), an advanced technology development company, today released financial results for the fourth quarter and year ended December 31, 2003. The Company's consolidated financial results include the balance sheets, operating results and cash flows of its majority owned subsidiaries, Digital Angel Corporation (AMEX: DOC) and InfoTech USA, Inc., formerly SysComm International Corporation (OTC: IFTH).

Fourth quarter revenue from continuing operations was $25.5 million, representing a 17% increase compared with the $21.8 million for the year-earlier period. For the three-months ended December 31, 2003, the Company reported a loss from continuing operations of $25.2 million, or $(0.06) per share, a sharp reduction from a loss from continuing operations of $64.0 million, or $(0.23) per share for the three-months ended December 31, 2002. The loss from continuing operations in the fourth quarter of 2003 included $8.7 million of non-cash charges in connection with the redemption of the IBM-related debentures.

Revenue from continuing operations in 2003 was $95.3 million, a 5% decrease from the $100.2 million recorded in 2002. For 2003, the Company reported income from continuing operations of $3.5 million, or $0.01 per share, compared to a loss from continuing operations of $113.9 million, or $(0.42) per share, for 2002.

"We ended 2003 a dramatically different Company than when we began the year," said Scott R. Silverman, Applied Digital Solutions' Chairman and Chief Executive Officer. "When we began the year, the Company's very survival was in jeopardy. Today, we have begun to demonstrate that our model of pairing technology with a complementary operating company that has long-standing revenue works. We have executed on most of our key objectives this year. We have paid off IBM, grown revenue of VeriChip and improved the operating results of our subsidiaries significantly. While we did not see that improvement at Digital Angel, we believe we have taken the necessary measures at Digital Angel, through the installation of a new management team, to position the Company to possibly capitalize on potential opportunities in livestock tracking."

Some of the highlights of 2003 included:

     o Improved Balance Sheet. The Company eliminated approximately $100 million in debt and increased stockholders' equity by over $68 million as a result of the Company's repayment of IBM.

     o Current year audit opinion does not contain a "going concern" explanation. The improved financial status of the Company, and management's future plans, have overcome the need for the Company's auditors to include a going concern explanation in the auditors' opinion on our financial statements for the year ended December 31, 2003. For the prior four years, the Company's auditors' opinions contained "going concern" language.

     o Sales of VeriChip Corporation Continue to Grow. During the fourth quarter, revenues of VeriChip Corporation more than doubled versus the previous quarter, increasing from $123,000 to $275,000.

"While we are pleased by these accomplishments, we know there are many new challenges ahead of us," continued Mr. Silverman. "Our existence is no longer in jeopardy, and with our businesses now on much more solid-footing, we have the opportunity to create real value for our shareholders. This is why I am pleased to announce today that we will effectuate a 1 for 10 stock split with a record date of April 5, 2004. We do this not because we are required to do so today by the Nasdaq, as we have until July to meet its listing requirements, but because our businesses have matured to the extent that we can now attract quality institutional investors seeking a company that is capable of generating earnings in the future. Our improved capital structure, now that we no longer have to issue shares to satisfy pre-existing obligations to previous management or creditors, will allow investors to evaluate the Company's prospects without fear that we will have to issue equity under those adverse conditions. I am excited about the prospects for 2004, as we now have all of the pieces in place, including the right management team, capital structure and technology mix to pursue sustainable, long-term value for our shareholders."

The Company will hold a conference call and webcast today at 10 a.m. ET. Mr. Silverman, Evan McKeown, Chief Financial Officer, and Michael Krawitz, General Counsel, will host the call. Interested participants should call 800-472-8309 when calling within the United States or 706-643-9561 when calling internationally. Please reference Conference I.D. Number 6081841. There will be a playback available until midnight, March 22, 2004. To listen to the playback, please call 800-642-1687 when calling within the United States or 706-645-9291 when calling internationally. Please use pass code 6081841 for the replay. This call is being webcast and can be accessed at Applied Digital Solutions' web site at www.adsx.com until March 22, 2004.

About Applied Digital Solutions, Inc.
Applied Digital Solutions is an advanced technology development company that focuses on a range of early warning alert, miniaturized power sources and security monitoring systems combined with the comprehensive data management services required to support them. Through its Advanced Wireless unit, the Company specializes in security-related data collection, value-added data intelligence and complex data delivery systems for a wide variety of end users including commercial operations, government agencies and consumers. For more information, visit the company's website at <http://www.adsx.com>.

Statements about the Company's future expectations, including future revenues and earnings, and all other statements in this press release other than historical facts are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and the Company's actual results could differ materially from expected results. The Company undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.


--------------------
Contact:
     Investors:
     CEOcast, Inc.
     Ken Sgro or Ed Lewis 212-732-4300
     kensgro@ceocast.com
     edlewis@ceocast.com



                        Financial Data Tables Follow

------------------------------------------------------------------------------------------------------------------------------
                                       APPLIED DIGITAL SOLUTIONS, INC. AND SUBSIDIARIES
                                                  CONSOLIDATED BALANCE SHEETS
                                               (IN THOUSANDS, EXCEPT PAR VALUE)

                                          ASSETS                                                        DECEMBER 31,
                                                                                             ---------------------------------
                                                                                                    2003               2002
                                                                                             ---------------------------------
CURRENT ASSETS
    Cash and cash equivalents                                                                     $10,161             $5,818
    Restricted cash                                                                                   765                 --
    Accounts receivable and unbilled receivables
      (net of allowance for doubtful accounts of $1,035 in 2003 and $1,263 in 2002)                14,531             16,548
    Inventories                                                                                     9,490              6,409
    Notes receivable                                                                                1,658              2,801
    Other current assets                                                                            2,803              2,920
------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                               39,408             34,496
PROPERTY AND EQUIPMENT, NET                                                                         9,365              9,822
NOTES RECEIVABLE, NET                                                                                 504                758
GOODWILL, NET                                                                                      63,331             67,818
OTHER ASSETS, NET                                                                                   1,654              4,339
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 $114,262           $117,233
==============================================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
    Notes payable and current maturities of long-term debt                                         $6,136            $81,879
    Accounts payable                                                                               13,710              9,761
    Accrued interest                                                                                   --             10,149
    Other accrued expenses                                                                         22,616             19,145
    Put accrual                                                                                       200                200

    Net liabilities of Discontinued Operations                                                      9,545              9,368
------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                                          52,207            130,502

LONG-TERM DEBT AND NOTES PAYABLE                                                                    2,860              3,346

OTHER LONG-TERM LIABILITIES                                                                         3,430              1,055
------------------------------------------------------------------------------------------------------------------------------


TOTAL LIABILITIES                                                                                  58,497            134,903
------------------------------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
------------------------------------------------------------------------------------------------------------------------------
MINORITY INTEREST                                                                                  23,029             18,422
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK, COMMON STOCK AND OTHER STOCKHOLDERS' EQUITY (DEFICIT)
    Preferred shares: Authorized 5,000 shares in 2003 and 2002 of $10 par value;
      special voting, no shares issued or outstanding in 2003 and 2002, Class B voting,
      no shares issued or outstanding in 2003 and 2002                                                 --                 --
    Common shares: Authorized 560,000 shares in 2003 and 435,000 shares in 2002 of
      $.001 par value; 412,195 shares issued and 411,260 shares outstanding in 2003 and
      285,069 shares issued and 284,134 shares outstanding in 2002                                    412                285
    Additional paid-in capital                                                                    443,099            377,621
    Accumulated deficit                                                                          (413,923)          (417,066)
    Common stock warrants                                                                           5,650              5,650
    Treasury stock (carried at cost, 935 shares in 2003 and 2002)                                  (1,777)            (1,777)
    Accumulated other comprehensive income                                                            206                 31

    Notes received for shares issued                                                                 (931)              (836)
------------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK, COMMON STOCK, AND OTHER STOCKHOLDERS' EQUITY(DEFICIT)                       32,736            (36,092)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 $114,262           $117,233
==============================================================================================================================

          See the accompanying notes to consolidated financial statements.

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

                                 APPLIED DIGITAL SOLUTIONS, INC. AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                       FOR THE YEARS ENDED
                                                                                           DECEMBER 31,
                                                                                  ----------------------------
                                                                                        2003          2002
                                                                                  ----------------------------
PRODUCT REVENUE                                                                       $78,649        $80,936
SERVICE REVENUE                                                                        16,618         19,276
--------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                                          95,267        100,212
COST OF PRODUCTS SOLD                                                                  59,921         59,239
COST OF SERVICES SOLD                                                                   6,526          9,323
--------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                           28,820         31,650
SELLING, GENERAL AND ADMINISTRATIVE EXPENSE                                            56,656         66,450
RESEARCH AND DEVELOPMENT EXPENSE                                                        6,255          4,130
GAIN ON EXTINGUISHMENT OF DEBT                                                        (70,064)            --
ASSET IMPAIRMENT                                                                        5,442         69,382
DEPRECIATION AND AMORTIZATION                                                           1,754          3,929
(GAIN) LOSS ON SALES OF SUBSIDIARIES AND BUSINESS ASSETS                                  330           (132)
INTEREST AND OTHER INCOME                                                              (1,115)        (2,356)
INTEREST EXPENSE                                                                       22,736         17,524
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES,
  MINORITY INTEREST, LOSSES ATTRIBUTABLE TO CAPITAL
  TRANSACTIONS OF SUBSIDIARY AND EQUITY IN NET LOSS OF AFFILIATE                        6,826       (127,277)

PROVISION FOR INCOME TAXES                                                              1,702            326
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST
  LOSSES ATTRIBUTABLE TO CAPITAL TRANSACTIONS OF SUBSIDIARY AND
  AND EQUITY IN NET LOSS OF AFFILIATE                                                   5,124       (127,603)
MINORITY INTEREST                                                                      (5,180)       (18,474)
NET LOSS ON CAPITAL TRANSACTIONS OF SUBSIDIARY                                            244          2,437
LOSS ATTRIBUTABLE TO CHANGES IN MINORITY INTEREST AS A RESULT OF CAPITAL
  TRANSACTIONS OF SUBSIDIARY                                                            6,535          2,048

EQUITY IN NET LOSS OF AFFILIATE                                                            --            291
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                                3,525       (113,905)
INCOME FROM DISCONTINUED OPERATIONS, NET OF INCOME TAXES OF $0 IN 2001.                    --             --
CHANGE IN ESTIMATE ON LOSS ON DISPOSAL AND OPERATING LOSSES DURING THE
  PHASE OUT PERIOD                                                                       (382)         1,420
--------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                                       3,143       (112,485)
PREFERRED STOCK DIVIDENDS AND OTHER                                                        --             --
ACCRETION OF BENEFICIAL CONVERSION FEATURE OF REDEEMABLE PREFERRED
  STOCK - SERIES C                                                                         --             --
--------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS                                     $3,143      $(112,485)
==============================================================================================================

EARNINGS (LOSS) PER COMMON SHARE - BASIC
  INCOME (LOSS) FROM CONTINUING OPERATIONS                                              $0.01         $(0.42)
  (LOSS) INCOME FROM DISCONTINUED OPERATIONS                                               --             --

--------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) PER COMMON SHARE - BASIC                                              $0.01         $(0.42)
==============================================================================================================

EARNINGS (LOSS) PER COMMON SHARE - DILUTED
    INCOME (LOSS) FROM CONTINUING OPERATIONS                                            $0.01         $(0.42)
    (LOSS) INCOME FROM DISCONTINUED OPERATIONS                                             --             --

--------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) PER COMMON SHARE - DILUTED                                            $0.01          $(0.42)
==============================================================================================================
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC                          361,781         269,232
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED                        372,989         269,232
==============================================================================================================